Exhibit 99.2
D i c k ’ s & B e s t B u y – M c D o n o u g h , G A NYSE: PINE Investor Presentation 3Q 2025 L o w e ’ s – E l P a s o , T X

# Company Snapshot

Portfolio[1]

**128**
Properties

**4.1M**
Total Portfolio Square Feet

**48% of ABR**
From Investment Grade-Rated Tenants

**96%**
Retail Net Lease Portfolio

**8.7 Years**
W.A. Lease Term[2]

Value + Income

**$218**
Equity Market Capitalization

**$575M**
Enterprise Value
*$139 TEV / SF*

**8.8%**
Implied Cap Rate

**8.0%**
Annualized Dividend Yield



Beach House - Bradenton Beach, FL

As of September 30, 2025, unless otherwise noted. PINE stock price on September 30, 2025 was $14.17.

1. Three properties, which were acquired in the third quarter of 2024, all located in the greater Tampa Bay, Florida area, (the "Tampa Properties") were purchased through a sale-leaseback transaction that includes a tenant repurchase option are, for GAAP purposes, accounted for as a financing arrangement and, as such, the related assets and corresponding revenue are included in the Company's commercial loans and investments on its consolidated balance sheets and consolidated statements of operations. However, as the Tampa Properties constitute real estate assets for both legal and tax purposes, we include the Tampa Properties in the property portfolio when describing our property portfolio and for purposes of providing statistics related thereto.
2. Calculation of weighted average remaining lease term does not assume exercise of any tenant purchase options.

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3 © Alpine Income Property Trust, Inc. | alpinereit.com Highlights As of September 30, 2025, unless otherwise noted. ▪ Meaningful Common Stock Repurchase: year to date, repurchased 546,390 common shares for net cost of $8.8 million ▪ Low Basis: $139 basis per square foot is less than half of the peer average ▪ Undervalued: lowest AFFO multiple in the net lease industry ▪ Well-Covered, High Dividend: highest dividend yield with one of the lowest payout ratios in the sector ▪ Dividend Growth: 42.5% increase in the quarterly dividend since the beginning of 2020 ▪ Quality Tenants: only PINE has Lowe’s or Dick’s within top five tenants among peers ▪ Increased WALT: weighted-average lease term is 8.7 years $0.37 $0.41 $0.43 $0.45 $0.44 $0.44 $0.44 $0.46 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 FFO Per Diluted Share Growth B J ’ s – C o n c o r d , N C

4 © Alpine Income Property Trust, Inc. | alpinereit.com 12% 10% 8% 6% 5% 5% 5% 4% 4% 3% BBB+ BBB N/A N/A BBB+ N/A BBB N/A AA N/A High-Quality, Retail Net Lease Portfolio Number of Net Lease Properties 128 Number of States with a Property 34 Total Portfolio Square Feet 4.1M Current Occupancy 99% % Investment Grade-Rated Tenants (by ABR)2 48% Enterprise Value PSF $139 Average Rent PSF $11.16 Weighted Average Remaining Lease Term3 8.7 Years Key Portfolio Stats1 Top Tenants by ABR4 Investment Grade Sub-Investment Grade / NR As of September 30, 2025, unless otherwise noted. 1. Three properties, which were acquired in the third quarter of 2024, all located in the greater Tampa Bay, Florida area, (the “Tampa Properties”) were purchased through a sale-leaseback transaction that includes a tenant repurchase option are, for GAAP purposes, accounted for as a financing arrangement and, as such, the related assets and corresponding revenue are included in the Company’s commercial loans and investments on its consolidated balance sheets and consolidated statements of operations. However, as the Tampa Properties constitute real estate assets for both legal and tax purposes, we include the Tampa Properties in the property portfolio when describing our property portfolio and for purposes of providing statistics related thereto. 2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). 3. Calculation of weighted average remaining lease term does not assume exercise of any tenant purchase options. 4. Annualized Base Rent (“ABR”) represents the annualized in-place straight-line base rent required by the tenant’s lease. Basis Below Replacement Cost with Attractive Tenant Credit Profile

5 © Alpine Income Property Trust, Inc. | alpinereit.com Sector ABR % Sporting Goods 17% Home Improvement 15% Dollar Stores 12% Casual Dining 9% Pharmacy 7% Home Furnishings 6% Consumer Electronics 6% Entertainment 5% Technology, Media & Life Sciences 4% Grocery 4% Other 15% Total 100% Diversified Portfolio Top States by ABR As of September 30, 2025, unless otherwise noted. ABR in thousands, includes impact of straight-line rent. Top Sectors by ABR State Properties $ ABR % ABR Florida 5 $5,923 13% New Jersey 9 4,307 9% Texas 13 3,384 7% New York 7 3,021 7% North Carolina 6 2,989 6% Michigan 11 2,925 6% Illinois 4 2,672 6% Georgia 6 1,699 4% Ohio 6 1,675 4% Minnesota 3 1,595 3% Other 59 16,087 35% Total 128 $46,278 100% Located in Strong & Growing Markets

6 © Alpine Income Property Trust, Inc. | alpinereit.com $444 $339 $324 $259 $241 $206 $205 $139 $288 FCPT EPRT NNN FVR O ADC NTST PINE Margin of Safety: Portfolio TEV Basis at Discount to Replacement Cost, Closer to Land Value than Peers High-Quality Portfolio with Valuation Upside ▪ Total enterprise value (TEV) is $139 per square foot, allowing shareholders to invest below replacement cost Better Margin of Safety with Stickier Tenants ▪ Average rent per square foot of $11.16 ▪ Occupancy costs for tenants meaningfully below market rents given the inflationary pressure on building and land costs ▪ Tenants may be more likely to exercise their renewal options at expiration Source: FactSet and Company Financials 1. Peer square footage based on information pulled on October 6, 2025 from information available through each company’s website or investor presentation as of June 30, 2025. Portfolio information for PINE is as of September 30, 2025. Total Enterprise Value is as of September 30, 2025. TEV Per Square Foot1 6 © Alpine Income Property Trust, Inc. | alpinereit.com Basis per Square Foot is Less Than Half of Peer Average’s

7 © Alpine Income Property Trust, Inc. | alpinereit.com 8.0% 6.3% 5.8% 5.6% 5.3% 4.8% 4.3% 4.0% Peer Average: 5.2% PINE FVR FCPT NNN O NTST ADC EPRT $0.82 $1.02 $1.09 $1.10 $1.11 $1.14 2020 2021 2022 2023 2024 Q3 2025 Annualized Annualized Per Share Cash Dividend Yield 8.0% As of September 30, 2025, unless otherwise noted. 1. All dividend yields are based on the closing stock price on September 30, 2025, using current annualized dividends for the peer net lease companies. Current Annualized Dividend $1.14 High In-Place Dividend Yield1 7 © Alpine Income Property Trust, Inc. | alpinereit.com Q3 2025 AFFO payout ratio 62% Increase in quarterly cash dividend since Q1 2020 42.5% PINE Dividend Per Share Paid High-Yielding and Growing Dividend

8 © Alpine Income Property Trust, Inc. | alpinereit.com 16.5x 15.7x 14.3x 13.9x 13.7x 12.4x 11.2x 8.1x Peer Average: 14.0x ADC EPRT O NTST FCPT NNN FVR PINE Valuation Upside Created by Discount Relative to Peers 2025E AFFO Multiples1 2025E AFFO Payout Ratio1 As of September 30, 2025, unless otherwise noted. 1. 2025E AFFO multiples and dividend yields are based on the closing stock price on September 30, 2025, using current annualized dividends and 2025E AFFO per share consensus estimates per FactSet. 80% 76% 71% 70% 70% 66% 65% 63% Peer Average: 71% FCPT O ADC FVR NNN NTST PINE EPRT

# Tenant Credit and Operational Transparency

*Credit-Rated and/or Publicly Traded Tenants with Operational Transparency*

- 78% of ABR comes from tenants or the parent of a tenant that are credit rated or publicly traded, suggesting relatively better tenant financial and operational transparency

## PINE Portfolio by Credit Rating (% of ABR)

**Total Credit Rated 66%**



Investment Grade
48%
Non-Investment Grade
18%
Not Rated
34%

## IG Profile for Peers[1]



68%
54%
52%
48%
34%
33%
14%
ADC
FCPT
NTST
PINE
O
FVR
NNN

Credit ratings from S&P Global Ratings and Moody's Investor Services.

1. PINE percentages as of September 30, 2025. Peer information pulled on October 6, 2025 based on published information available through each company's website or investor presentation as of 6/30/2025 except for NNN REIT which is as of 12/31/2024 since the company publishes its IG profile percentage annually.

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10 © Alpine Income Property Trust, Inc. | alpinereit.com 1 2 3 4 5 6 7 8 9 10 High-Quality Top Tenant Base Disclosed % of Rents from Investment Grade-Rated Tenants IG RATED PINE information as of September 30, 2025. Peer information pulled on October 6, 2025 based on published information available through each company’s investor presentation as of June 30, 2025. Only PINE Amongst Peers has or in Top Ten Credits 48% 54% 52% 34% 14% Not Disclosed 68% 33%

11 © Alpine Income Property Trust, Inc. | alpinereit.com – 3% 9% 10% 10% 5% 10% 11% 7% 2% 3% 3% 6% 1% 20% Minimal Lease Expirations through 2026 Lease Rollover Schedule As of September 30, 2025, unless otherwise noted. 1. Calculation of weighted average remaining lease term does not assume exercise of any tenant purchase options. 8.7 Years of Weighted Average Lease Term Remaining 1 M a r V i s t a – L o n g b o a t K e y , F L S a n d b a r – A n n a M a r i a , F L

# Record of Growth, Diversification and Higher Quality Portfolio

*Track Record of Successful Business Plan Execution*

| | 2019 (IPO) | 2025 |
|---|---|---|
| Number of Net Lease Properties | **20** | **128** |
| Number of States with a Property | **12** | **34** |
| Total Portfolio Square Feet | **0.9M** | **4.1M** |
| Annualized Base Rent (ABR) | **$13.3M** | **$46.3M** |
| Top Tenant as a % of ABR | **21%** Wells Fargo (S&P: A+) | **12%** Lowe's (S&P: BBB+) |
| Top Sector as a % of ABR | **21%** Financial Services | **17%** Sporting Goods |
| Top State as a % of ABR | **26%** Florida | **13%** Florida |
| % of ABR from IG Rated Tenants | **36%** | **48%** |
| % of ABR from Credit Rated Tenants | **89%** | **66%** |


Boot Barn - Concord, NC
BOOT BARN
WESTERN & WORK WEAR


LOWE'S
Lowe's - Stockton, CA

As of September 30, 2025, unless otherwise noted.

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# Major Market, Strong Demographic-Driven Portfolio

*Focused on MSAs Benefitting from Demographic Shifts and Attractive Supply/Demand Dynamics*

- 48% of portfolio ABR comes from the Company's top 10 MSAs[1] – properties located in those MSAs have a
  - $123,500[2] weighted average 5-mile average household income
  - 113,300[2] weighted average 5-mile population

% of Annualized Base Rent By State


Powered by Bing
© GeoNames, Microsoft, TomTom
% GAAP ABR
-
13%

**$112,600** Total Portfolio Weighted Average 5-Mile Average Household Income[2]

**111,500** Total Portfolio Weighted Average 5-Mile Total Population[2]

**52%** of ABR comes from MSAs[1] with population in excess of one million people

As of September 30, 2025, unless otherwise noted. ABR is thousands, includes impact of straight-line rent.
1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference.
2. Based on 2024 Average Household Income (5-mile) and 2024 Total Population (5-mile) data from Esri.

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# Opportunistically Originate Investment Loans with High Yields

| | Description | Loan Type | Location | Maturity | As of June 30, 2025 | Principal Draws / (Pmt.s) | As of September 30, 2025 | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | Face Amount | | Face Amount | Coupon (Incl. PIK) | Commitment Unfunded |
| 1 | Industrial | Mortgage | Fremont, CA | Aug. 2027 | - | $24,000 | $24,000 | 11.00% | - |
| 2 | Retail Land Development | Construction | Stuart, FL | Mar. 2027 | 6,441 | 1,738 | 8,179 | 10.00% | 7,321 |
| 3 | Wawa Land Development | Construction | Greenwood, IN | Jul. 2026 | 7,378 | 207 | 7,585 | 9.50% | 7,215 |
| 4 | At Home Plaza | Mortgage | Canton, OH | Mar. 2028 | 6,200 | - | 6,200 | 8.65% | - |
| 5 | Wawa Land Development | Construction | Mount Carmel, OH | Sept. 2026 | 6,126 | - | 6,126 | 11.50% | - |
| 6 | Wawa Land Development | Construction | Antioch, TN | Oct. 2026 | 4,711 | 675 | 5,387 | 10.25% | 2,038 |
| 7 | Old Time Pottery | Mortgage | Orange Park, FL | Jun. 2028 | 4,000 | - | 4,000 | 8.00% | - |
| 8 | Commercial Building | Mortgage | Reno, NV | Sept. 2027 | - | 4,000 | 4,000 | 8.00% | - |
| 9 | Portfolio Loan | Mortgage | Various | Nov. 2026 | 9,737 | (5,877) | 3,861 | 9.00% | - |
| 10 | Cornerstone Exchange | Mortgage | Daytona Beach, FL | May 2026[3] | 2,646 | - | 2,646 | 12.50%[3] | - |
| 11 | Retail Outparcels | Construction | Lawrenceville, GA | Jan. 2026 | 4,000 | (2,901) | 1,099 | 11.25% | 582 |
| 12 | Publix Land Development | Construction | Charlotte, NC | Repaid Q3 | 25,506 | (25,506) | - | - | - |
| 13 | Verizon | Mortgage | Vineland, NJ | Repaid Q3 | 2,000 | (2,000) | - | - | - |
| **Total / Weighted Average[1]: at Quarter End** | | | | | **$78,745** | **($5,664)** | **$73,083** | **10.14%** | **$17,156** |
| | | | | | | | **Pro Forma for Oct. 2025 Originations[2]** | | |
| 14 | Residential Land I | Mortgage | Austin, TX | Oct. 2028 | | | $14,100 | 17.00%[4] | $15,400[5] |
| 15 | Mixed-Use Development | Mortgage | Lake Toxaway, NC | Oct. 2027 | | | 6,398 | 16.00%[4] | 602[5] |
| 16 | Cornerstone Exchange Upsize | Construction | Daytona Beach, FL | Apr. 2027 | | | 4,119 | 10.00% | 17,141 |
| **Total / Weighted Average[2]: Pro Forma Including Recent Originations** | | | | | | | **$97,700** | **11.51%** | **$50,299** |

$ in thousands; any differences a result of rounding.

1. The Tampa Properties were purchased through a sale-leaseback transaction that are, for GAAP purposes, included in the Company's commercial loans and investments on its GAAP financial statements. However, we include the Tampa Properties in the property portfolio. See note 1 on page 2 of the investor presentation for additional detail.
2. Represents the portfolio as of 9/30/2025 plus the three loan investments originated subsequent to September 30, 2025 through October 23, 2025
3. The interest rate was converted to 10.00% and the maturity extended to April 2027 effective October 22, 2025 as part of the Cornerstone Exchange II loan agreement which was executed
4. The residential land loan interest rate includes 4.00% paid-in-kind interest which accrues annually; the mixed-use development loan interest rate includes 3.00% paid-in-kind interest which accrues annually
5. Excludes the Phase II residential land loan representing $31.8 million of commitments; excludes $6.5 million of potential additional commitments subject to the borrower's satisfaction of certain conditions

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# 100% Unsecured Long-Term Indebtedness

| Debt | Interest Rate Type | Face Value Debt | Stated Interest Rate | Wtd. Avg. Rate as of September 30, 2025 | Maturity Date (Excl. Options) |
|---|---|---|---|---|---|
| Revolving Credit Facility | Floating | $58,500 | SOFR + 0.10% + [1.25%-2.20%] | 5.99% | January 2027 |
| Revolving Credit Facility [1] | Fixed | $100,000 | SOFR + 0.10% + [1.25% - 2.20%] | 5.07% | January 2027 |
| 2026 Term Loan [2] | Fixed | $100,000 | SOFR + 0.10% + [1.35% - 1.95%] | 3.80% | May 2026 |
| 2027 Term Loan [3] | Fixed | $100,000 | SOFR + 0.10% + [1.25% - 1.90%] | 3.75% | January 2027 |
| **Total Debt/Weighted-Average Rate** | | **$358,500** | | **4.50%** | |

## Balance Sheet as of September 30, 2025

| | |
|---|---|
| Shares & Units Outstanding | 15,382,044 |
| Equity Market Capitalization | $218 |
| Net Debt Outstanding | $357 |
| Total Enterprise Value | $575 |
| | |
| Net Debt to TEV [4] | 62.1% |
| Net Debt to Pro Forma Adjusted EBITDA [5] | 7.7x |

## Staggered Debt Maturity Schedule


$100
$100
$159
2025
2026
2027
2028
2029
Unsecured Term Loan
Revolving Credit Facility [6]

As of September 30, 2025. $ in thousands; any differences a result of rounding.

1. As of September 30, 2025, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 3.32% plus the SOFR adjustment of 0.10% and the applicable spread on $100 million of the outstanding balance on the Company's Revolving Credit Facility.
2. As of September 30, 2025, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 2.05% plus the SOFR adjustment of 0.10% and the applicable spread for the $100 million 2026 Term Loan balance.
3. As of September 30, 2025, the Company has utilized interest rate swaps to fix SOFR and achieve a weighted average fixed interest rate of 2.05% plus the SOFR adjustment of 0.10% and the applicable spread for the $100 million 2027 Term Loan balance.
4. Net Debt to TEV (Total Enterprise Value) is the Company's outstanding debt, minus the Company's cash and cash equivalents, as a percentage of the Company's enterprise value.
5. See the "Non-GAAP Financial Information" section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures.
6. The Company's senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.

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16 © Alpine Income Property Trust, Inc. | alpinereit.com Investment Grade Focus High Yield Focus Investment Strategy ▪ Tenants often provide a combination of certain key benefits: ▪ Financial stability and reliability ▪ Risk and default mitigation ▪ Consistent occupancy ▪ Enhanced property value ▪ Tenants often provide a different combination of key benefits: ▪ Higher rental yields ▪ Potential for growth, such as rent escalations or lease-up opportunities ▪ Tenant diversification ▪ Originates commercial loans and investments secured by real estate1 ▪ First investment in July 2023 after identifying an attractive risk/reward ratio in the lending environment ▪ May provide option to acquire the properties under certain circumstances ▪ Key benefits include: ▪ Diversification of income streams ▪ Increased investment opportunities with high yields ▪ Attractive returns 1. Also includes commercial loans secured by the borrower’s pledge of its ownership interest in an entity that owns real estate. Commercial Loans & Investments Barbell Property Focus 16 © Alpine Income Property Trust, Inc. | alpinereit.com Balanced Investment Strategy that Delivers Results

17 © Alpine Income Property Trust, Inc. | alpinereit.com Corporate Responsibility Alpine Income Property Trust, through its external manager, is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Committed Focus Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices Tenant Alignment Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices Social Responsibility Environmental Responsibility Corporate Governance ▪ Independent Chairman of the Board and 4 of 5 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Stock ownership requirements for all Directors ▪ Prohibition against hedging and pledging Alpine Income Property Trust stock ▪ Robust policies and procedures for approval of related party transactions ▪ Opted out of business combination and control share acquisition statutes in the Maryland General Corporation Law ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy Inclusive and Supportive Company Culture Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community

18 © Alpine Income Property Trust, Inc. | alpinereit.com External Management Alignment As of September 30, 2025. Aligned Ownership CTO currently owns an approximate 16% interest in PINE, meaningfully aligning its interests with PINE shareholders Independent Board of Directors PINE has its own independent Board of Directors and realizes economies of scale from the 42-member CTO team without the corresponding G&A expense Internalization Anticipated in the Future Internalization of management for PINE is anticipated in the future when the Company approaches or exceeds critical mass Opportunities for Collaboration PINE reviews transaction opportunities resulting from CTO’s acquisition efforts that it otherwise would not see in the market through normal single tenant acquisition efforts and relationships Benefits and Alignment of External Management Notable Management Agreement Terms ▪ Expires January 2026, with one-year extension options thereafter ▪ Quarterly management fee of 0.375%, calculated on equity, net of share buybacks and issuance costs ▪ Terminable with payment of a one-time fee of 3x the annualized average management fee for the preceding 24-months Alpine Income Property Trust is externally managed by CTO Realty Growth (NYSE: CTO) under an agreement that, combined with CTO’s ownership in PINE, provides economies of scale, significant shareholder alignment and a flexible/collapsible structure.

19 © Alpine Income Property Trust, Inc. | alpinereit.com Disclaimer This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, tariffs and international trade policies, risks inherent in the real estate business, including tenant or borrower defaults, potential liability relating to environmental matters, credit risk associated with the Company investing in commercial loans and investments, illiquidity of real estate investments and potential damages from natural disasters, the impact of epidemics or pandemics on the Company’s business and the businesses of its tenants and borrowers and the impact of such epidemics or pandemics on the U.S. economy and market conditions generally, other factors affecting the Company’s business or the businesses of its tenants and borrowers that are beyond the control of the Company or its tenants or borrowers, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. References in this presentation: 1. All information is as of September 30, 2025, unless otherwise noted and any differences in calculations are assumed to be a function of rounding. 2. Annualized Base Rent ("ABR" or "Rent") represents annualized in-place straight-line base rent pursuant to GAAP. The statistics based on ABR are calculated based on our portfolio as of September 30, 2025. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future. 4. The Company defines an Investment Grade (“IG”) Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. Credit ratings utilized in this presentation are those available from S&P Global Ratings and/or Moody’s Investors Service, as applicable, as of September 30, 2025. 5. The Company defines a Credit Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners.

20 © Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Information Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”) Adjusted Funds From Operations (“AFFO”), and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, AFFO, and Pro Forma Adjusted EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income or loss as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we further modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as loss on extinguishment of debt, amortization of above- and below-market lease related intangibles, straight-line rental revenue, amortization of deferred financing costs, non-cash compensation, and other non-cash adjustments to income or expense. Such items may cause short-term fluctuations in net income or loss but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination and/or payoff, and real estate related depreciation and amortization including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, loss on extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-cash income or expense, and other non-recurring items such as disposition management fees and commission fees. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. FFO, AFFO, and Pro Forma Adjusted EBITDA may not be comparable to similarly titled measures employed by other companies.

# Consolidated Statement of Operations

| | Three Months Ended (Unaudited) | | Nine Months Ended (Unaudited) | |
|---|---|---|---|---|
| | September 30, 2025 | September 30, 2024 | September 30, 2025 | September 30, 2024 |
| Revenues: | | | | |
| Lease Income | $ 12,122 | $ 11,718 | $ 35,970 | $ 34,512 |
| Interest Income from Commercial Loans and Investments | 2,320 | 1,663 | 7,358 | 3,552 |
| Other Revenue | 121 | 99 | 304 | 372 |
| Total Revenues | 14,563 | 13,480 | 43,632 | 38,436 |
| Operating Expenses: | | | | |
| Real Estate Expenses | 1,891 | 1,841 | 6,030 | 5,569 |
| General and Administrative Expenses | 1,695 | 1,843 | 5,108 | 4,987 |
| Provision for Impairment | 1,915 | 422 | 6,749 | 1,110 |
| Depreciation and Amortization | 6,597 | 6,340 | 20,609 | 19,074 |
| Total Operating Expenses | 12,098 | 10,446 | 38,496 | 30,740 |
| Gain (Loss) on Disposition of Assets | (46) | 3,426 | 2,043 | 4,344 |
| Net Income From Operations | 2,419 | 6,460 | 7,179 | 12,040 |
| Investment and Other Income | 68 | 61 | 160 | 186 |
| Interest Expense | (3,910) | (3,167) | (11,822) | (8,933) |
| Net Income (Loss) | (1,423) | 3,354 | (4,483) | 3,293 |
| Less: Net Loss (Income) Attributable to Noncontrolling Interest | 113 | (274) | 353 | (269) |
| Net Income (Loss) Attributable to Alpine Income Property Trust, Inc. | $ (1,310) | $ 3,080 | $ (4,130) | $ 3,024 |
| | | | | |
| **Per Common Share Data:** | | | | |
| Net Income (Loss) Attributable to Alpine Income Property Trust, Inc. | | | | |
| Basic and Diluted | $ (0.09) | $ 0.22 | $ (0.29) | $ 0.22 |
| Diluted | $ (0.09) | $ 0.21 | $ (0.29) | $ 0.20 |
| | | | | |
| Weighted Average Number of Common Shares: | | | | |
| Basic | 14,158,190 | 13,744,232 | 14,328,245 | 13,663,752 |
| Diluted [(1)] | 15,382,044 | 14,968,086 | 15,552,099 | 14,887,606 |
| | | | | |
| Dividends Declared and Paid | $ 0.285 | $ 0.280 | $ 0.855 | $ 0.830 |

$ in thousands, except share and per share date

1. Includes 1,223,854 shares during the three and nine months ended September 30, 2025 and 2024, underlying 1,223,854 OP Units issued to CTO Realty Growth, Inc and its wholly owned subsidiaries.

21

© Alpine Income Property Trust, Inc. | alpinereit.com

22 © Alpine Income Property Trust, Inc. | alpinereit.com Non-GAAP Financial Measures Reconciliation: Funds From Operations and Adjusted Funds From Operations $ in thousands, except share and per share date Net Income (Loss) $ (1,423) $ 3,354 $ (4,483) $ 3,293 Depreciation and Amortization 6,597 6,340 20,609 19,074 Provision for Impairment 1,915 422 6,749 1,110 Loss (Gain) on Disposition of Assets 4 6 (3,426) (2,043) (4,344) Funds From Operations $ 7,135 $ 6,690 $ 20,832 $ 19,133 Adjustments: Amortization of Intangible Assets and Liabilities to Lease Income (176) (136) (422) (361) Straight-Line Rent Adjustment (177) (216) (539) (370) Non-Cash Compensation 9 5 7 9 285 238 Amortization of Deferred Financing Costs to Interest Expense 197 180 591 540 Other Non-Cash Adjustments 5 4 5 2 162 111 Adjusted Funds From Operations $ 7,128 $ 6,649 $ 20,909 $ 19,291 FFO per Diluted Share $ 0.46 $ 0.45 $ 1.34 $ 1.29 AFFO per Diluted Share $ 0.46 $ 0.44 $ 1.34 $ 1.30 September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Three Months Ended (Unaudited) Nine Months Ended (Unaudited)

23 © Alpine Income Property Trust, Inc. | alpinereit.com 1. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investment and disposition activity during the three months ended September 30, 2025. Non-GAAP Financial Measures Reconciliation: Net Debt to Pro Forma Adjusted EBITDA Net Loss $ (1,423) Adjustments: Depreciation and Amortization 6,597 Provision for Impairment 1,915 Loss on Disposition of Assets 4 6 Amortization of Intangible Assets and Liabilities to Lease Income (176) Straight-Line Rent Adjustment (177) Non-Cash Compensation 9 5 Amortization of Deferred Financing Costs to Interest Expense 197 Other Non-Cash Adjustments 5 4 Other Non-Recurring Items (66) Interest Expense, Net of Deferred Financing Costs Amortization and Interest on Obligation Under Participation Agreement 3,703 Adjusted EBITDA $ 10,765 Annualized Adjusted EBITDA $ 43,060 Pro Forma Annualized Impact of Current Quarter Investment Activity (1) 3,144 Pro Forma Adjusted EBITDA $ 46,204 Total Long-Term Debt $ 358,155 Financing Costs, Net of Accumulated Amortization 345 Cash and Cash Equivalents (1,183) Net Debt $ 357,317 Net Debt to Pro Forma Adjusted EBITDA 7.7x (Unaudited) Three Months Ended September 30, 2025

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